UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2013

PACIFIC SUNWEAR OF CALIFORNIA, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-21296	95-3759463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA		92806-2101
(Address of principal executive offices)		(Zip Code)

(714) 414-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described below under Item 5.07, effective as of June 7, 2013, the shareholders of Pacific Sunwear of California, Inc. (the “Company”) approved an amendment to the Company’s Bylaws to increase the authorized number of directors to a minimum of six and a maximum of ten. The text of such amendment is attached to this report as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on June 7, 2013. A total of 76,872,018 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 92% of the Company’s shares entitled to vote at the Annual Meeting as of April 26, 2013, the record date for the Annual Meeting. Of such shares, 63,398,451 shares were issued and outstanding shares of common stock, and 13,473,537 shares were underlying the Series B Convertible Preferred Stock (the “Series B Preferred”) and were voted by the holders of the Series B Preferred on an as-converted basis. The following matters were acted upon:

1. Amendment of Bylaws (Proposal 1)

The shareholders approved an amendment to the Bylaws to increase the authorized number of directors to a minimum of six and a maximum of ten. Voting results from the Annual Meeting for Proposal No. 1 are set forth below:

PROPOSAL 1	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Total shares voted	67,192,965	477,423	101,767	9,099,863

2. Election of Directors (Proposal 2)

At the Annual Meeting, Peter Starrett, Brett Brewer, and David Filler were elected by the shareholders as Class II directors of the Company for three-year terms ending in 2016.

Voting results from the Annual Meeting for the election of directors are set forth below:

DIRECTORS ELECTED BY THE SHAREHOLDERS	DIRECTOR CLASS	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Peter Starrett	II	66,926,299	622,532	223,324	9,099,863
Brett Brewer	II	66,790,198	733,298	228,659	9,099,863
David Filler	II	66,930,048	617,943	224,164	9,099,863

3. Appointment of Independent Registered Public Accounting Firm (Proposal 3)

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2014.

Voting results from the Annual Meeting for Proposal 3 are set forth below:

PROPOSAL 3	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Total shares voted	76,511,576	311,910	48,532	0

4. New Shareholder Protection Rights Plan (Proposal 4)

The shareholders ratified the New Shareholder Protection Rights Plan.

Voting results from the Annual Meeting for Proposal 4 are set forth below:

PROPOSAL 4	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Total shares voted	65,240,264	2,469,894	61,977	9,099,863

Item  9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

3.1	Amendment to Article III, Section 2 of the Fifth Amended and Restated Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2013

PACIFIC SUNWEAR OF CALIFORNIA, INC.

/s/ CRAIG E. GOSSELIN
Craig E. Gosselin
Sr. Vice President, General Counsel and Human Resources